UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   January 10, 2002
                                                       ------------------



                             COLONIAL HOLDINGS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


               VIRGINIA               333-18295            54-1826807
     ------------------------------------------------------------------
     (State or other jurisdiction    (Commission         (IRS  Employer
         of  incorporation)          File Number)      Identification No.)


             10515 Colonial Downs Parkway, New Kent, Virginia  23124
             -------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code  (804) 966-7223
                                                          ---------------


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ITEM  5.     OTHER  EVENTS


     Colonial Holdings, Inc. ("the Company") announces that the Company's shareholders have approved a definitive merger agreement between the Company and Gameco, Inc., a holding company owned by Jeffrey P. Jacobs, Chairman of the Board, Chief Executive Officer, and the Company's largest shareholder. Under the terms of the agreement, the Company's shareholders will receive $1.12 per share in cash.

     A copy of the press release concerning this matter is attached hereto as Exhibit A.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                       COLONIAL  HOLDINGS,  INC.


January 10, 2002                         /s/  Ian  M.  Stewart
----------------                       ----------------------------------
Date                                   Ian  M.  Stewart,  President


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                             Colonial Holdings, Inc.
             10515 Colonial Downs Parkway, New Kent, Virginia 23124


January 10, 2002                           CONTACT:

FOR IMMEDIATE RELEASE                      Ian M. Stewart (804) 966-7223
                                           President and Chief Financial Officer


                     SHAREHOLDERS OF COLONIAL HOLDINGS, INC.
                        APPROVE MERGER WITH GAMECO, INC.

NEW KENT, Va. --(BUSINESS WIRE)-January 10, 2002-- Colonial Holdings, Inc. (OTCBB: CHLD) which, through its subsidiaries, holds the only license to own and operate a pari-mutuel horseracing course and satellite racing centers in Virginia, announced that at a Special Meeting of shareholders held today, shareholders voted for the approval and adoption of the Agreement and Plan of Merger, dated as of June 11, 2001, as amended, by and among Colonial Holdings, Gameco, Inc., Gameco Acquisition, Inc. and Jeffrey P. Jacobs.

Pursuant to the merger agreement, Gameco, Inc., an entity controlled by Jeffrey
P. Jacobs, Chairman of the Board and Chief Executive Officer of Colonial Holdings, has agreed to pay $1.12 per share, in cash, for each share of Class A and Class B common stock of Colonial Holdings not currently owned by Mr. Jacobs or his affiliates. If the merger is consummated, Colonial Holdings will become a wholly-owned subsidiary of Gameco. Although the parties anticipate consummating the transaction before the end of February, 2002, consummation of the transaction is subject to various customary closing conditions.

     This release contains certain forward-looking statements that inherently involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements because of certain factors. These factors include, but are not limited to, securing third party consents for closing the merger that may not be obtained in a timely manner or at all and other conditions to the merger that may not be satisfied. These factors may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance, or achievements, expressed or implied by such forward-looking statements. The forward-looking statements contained herein speak only as of the date of this release.


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